UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2016

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1331 Tyler Street NE, Suite 200, Minneapolis, Minnesota 55413

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2016, Tactile Systems Technology, Inc. filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware in connection with the closing of the initial public offering of shares of its common stock. Our board of directors and stockholders previously approved the amended and restated certificate of incorporation to be filed upon the closing of the initial public offering.

The amended and restated certificate of incorporation amends and restates the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock to 300,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 50,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) provide that directors may be removed from office only for cause and only upon the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors; (v) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (vi) designate the Court of Chancery of the State of Delaware to be the sole and exclusive forum for certain actions, including, but not limited to, derivative actions or proceedings brought on behalf of the Company or actions asserting claims of breach of a fiduciary duty owned by, or other wrongdoing by, any of the Company’s directors, officers, employees or agents to the Company or the Company’s stockholders.

The foregoing description of the amendments made by the amended and restated certificate of incorporation is qualified by reference to the Amended and Restated Certificate, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On August 2, 2016, in connection with the closing of the initial public offering, amended and restated bylaws of the Company, previously approved by the Company’s board of directors to become effective upon the closing of the initial public offering, became effective. The amended and restated bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (ii) establish procedures relating to the nomination of directors; and (iii) conform to the amended provisions of the amended and restated certificate of incorporation.

The foregoing description of the amendments made in the amended and restated bylaws is qualified by reference to the amended and restated bylaws, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Tactile Systems Technology, Inc.

3.2	Amended and Restated Bylaws of Tactile Systems Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: August 3, 2016	By:	/s/ Lynn L. Blake
Lynn L. Blake
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Amended and Restated Certificate of Incorporation of Tactile Systems Technology, Inc.	Incorporated by reference to Exhibit 3.1 to our Registration Statement on Form S-1 (File No. 333-209115) filed with the Commission on June 9, 2016

3.2	Amended and Restated Bylaws of Tactile Systems Technology, Inc.	Incorporated by reference to Exhibit 3.2 to our Registration Statement on Form S-1 (File No. 333-209115) filed with the Commission on May 6, 2016